Summary Prospectus
October 1, 2026
VALIC Company I
International Opportunities Fund
(Ticker: VIOPX)
The Fund’s Statutory Prospectus and Statement of Additional Information, each dated October 1, 2026, as amended and supplemented from time to time, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference. The Fund is offered only to registered and unregistered separate accounts of The Variable Annuity Life Insurance Company and its affiliates and to qualifying retirement plans and IRAs and is not intended for use by other investors.
Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Statutory Prospectus and the above-incorporated information online at https://www.corebridgefinancial.com/rs/prospectus-and-reports/annuities#underlyingfunds. You can also get this information at no cost by calling 800-448-2542 or by sending an e-mail request to Forms.Request@valic.com.
The Securities and Exchange Commission has not approved or disapproved these securities, nor has it determined that this Summary Prospectus is accurate or complete. It is a criminal offense to state otherwise.

Investment Objective

The Fund seeks to provide long-term capital appreciation through equity and equity-related investments of small to mid cap companies throughout the world, excluding the United States.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.83%
Other Expenses	0.25%
Total Annual Fund Operating Expenses	1.08%
Fee Waivers and/or Expense Reimbursements[1]	0.03%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	1.05%
1
The Fund’s investment adviser, The Variable Annuity Life Insurance Company (“VALIC”), has contractually agreed to waive its advisory fee until September 30, 2027, so that the advisory fee payable by the Fund to VALIC equals 0.87% on the first $100 million of the Fund’s average daily net assets, 0.77% on the next $650 million of the Fund’s average daily net assets and 0.72% on the Fund’s average daily net assets over $750 million. This agreement may be modified or discontinued prior to such time only with the approval of the Board of Directors of VALIC Company I (“VC I”), including a majority of the directors who are not “interested persons” of VC I as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
1 Year	3 Years	5 Years	10 Years
$107	$340	$593	$1,314
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.
VALIC Company I

International Opportunities Fund
During the most recent fiscal year, the Fund’s portfolio turnover rate was 105% of the average value of its portfolio.
Principal Investment Strategies of the Fund

Under normal market conditions, at least 80% of the Fund’s net assets will be invested in equity and equity-related securities of small- to mid-cap companies throughout the world, excluding the United States.The Fund will invest primarily in small- to mid-cap companies whose capitalization, at the time of purchase, range from the market capitalization of the smallest company included in the MSCI ACWI ex USA Small and Mid-Cap Index (net) (the “Index”) to the market capitalization of the largest company in the Index during the most recent 12-month period.A company’s “market capitalization” is the value of its outstanding stock. As of August 31, 2026, the market capitalizations of companies included in the Index ranged from $0.00 million to $39.315 billion, with a median market capitalization of $1.05 billion. For purposes of the Fund’s 80% test above, the Fund may buy stocks and other equity securities of companies that are organized under the laws of a foreign country or that have a substantial portion of their operations or assets in a foreign country or countries, or that derive a substantial portion of their revenue or profits from businesses, investments or sales outside of the United States, or whose “country of risk” is a foreign country as determined by a third party service provider. The Fund may hold foreign currencies and non-dollar denominated foreign securities. The Fund also invests in depositary receipts, which are instruments issued by a bank that represent an interest in a foreign issuer’s securities.
The Fund is not limited in the amount it invests in any one country or region. The subadvisers will try to select a wide range of industries and companies and may invest in developing or emerging market countries. Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities and, as noted above, depositary receipts. Although the Fund invests primarily in equity securities, it may invest in fixed-income securities from time-to-time up to 20% of the Fund’s net assets.
The Fund does not employ a currency overlay strategy, but may consider currency implications during fundamental research of companies.
Each of the Fund’s subadvisers manages a portion of the Fund’s assets using different investment approach.
One subadviser employs a bottom-up approach, selecting securities that it believes to represent above-average potential for capital appreciation, based on fundamental research and analysis. The subadviser seeks to develop a portfolio that is broadly diversified across issuers, countries, industries and styles (e.g., growth and value). Because the subadviser’s process is driven primarily by individual stock selection, the overall portfolio’s yield, price to earnings ratio, price-to-book ratio, growth rate and other characteristics will vary over time and, at any given time, may emphasize either growth stocks or value stocks.
The other subadviser also evaluates investment opportunities using a bottom-up investment approach. This approach includes fundamental analysis of a company’s financial statements, management record and structure, operations, product development and industry competitive position. In addition, the subadviser may also look for companies with conservatively-capitalized balance sheets, high and consistent internal rates of return, and a favorable market position within healthy and growing industries. These factors may vary in particular cases and may change over time. The Fund may invest in securities of issuers that are considered by the Fund’s subadviser to have potential for earnings or revenue growth. The subadviser considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends. The subadviser monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
Principal Risks of Investing in the Fund

As with any mutual fund, there can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.
The following is a summary of the principal risks of investing in the Fund.
Management Risk. The investment style or strategy used by the Fund may fail to produce the intended result. A
VALIC Company I

International Opportunities Fund
subadviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.
Currency Risk. Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.
Foreign Investment Risk. Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.
Emerging Markets Risk. In addition to the risks associated with investments in foreign securities, emerging market securities are subject to additional risks, which cause these securities generally to be more volatile than securities of issuers located in developed countries.
Equity Securities Risk. The Fund’s investments in equity securities are subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
European Investment Risk. The Economic and Monetary Union (the EMU) of the European Union (the EU) requires compliance by member countries with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have significant adverse effects on the economies of EU member countries and the EU and Europe as a whole. Responses to these and other financial problems by
European governments, central banks, and others, including austerity measures and reforms, may not produce the desired results, may limit future growth and economic recovery, or may result in social unrest, or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. A number of countries in Eastern Europe remain relatively undeveloped and can be particularly sensitive to political and economic developments. Separately, the EU faces issues involving its membership, structure, procedures and policies. The exit of one or more member countries from the European Union, such as the departure of the United Kingdom (the UK), referred to as Brexit, could place the departing member’s currency and banking system under severe stress or even in jeopardy. An exit by other member countries will likely result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the Fund’s investments.
Depositary Receipts Risk.Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore are subject to illiquidity risk.
Geographic Risk. If the Fund invests a significant portion of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region, it assumes the risk that economic, political and social conditions in those countries or that region may have a significant impact on its investment performance.
Growth Style Risk. Generally, “growth” stocks are stocks of companies that have anticipated earnings ranging from steady to accelerated growth. Many investors buy growth stocks because of anticipated superior earnings growth, but earnings disappointments often result in sharp price declines. Growth companies usually invest a high portion of earnings in their own businesses so their stocks may lack the dividends that can cushion share prices in a down market. In addition, the value of growth stocks may be more sensitive to changes in current or expected earnings
VALIC Company I

International Opportunities Fund
than the value of other stocks, because growth stocks trade at higher prices relative to current earnings.
Japan Exposure Risk. The Japanese economy faces a number of long-term problems, including massive government debt, the aging and shrinking of the population, an unstable financial sector and low domestic consumption. The growth of Japan’s economy has recently lagged behind that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and may be adversely affected by trade tariffs, other protectionist measures, dependence on exports and international trade, increasing competition from Asia’s other low-cost emerging economies, political and social instability, regional and global conflicts and natural disasters, as well as by commodity markets fluctuations related to Japan’s limited natural resource supply.
Market Risk. The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse social, political or economic developments here or abroad, changes in investor psychology, technological disruptions, or heavy institutional selling and other conditions or events (including, for example, military confrontations, war, terrorism, trade wars, disease/virus outbreaks and epidemics). The prices of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.
Securities Lending Risk. Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. The Fund’s loans will be collateralized by securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, which subjects the Fund to the credit risk of the U.S. Government or the issuing federal agency or instrumentality. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.
Mid-Cap Company Risk. Investing in mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.
Small-Cap Company Risk. Investing in small-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Small companies often are in the early stages of development with limited product lines, markets, or financial resources and managements lacking depth and experience, which may cause their stock prices to be more volatile than those of larger companies. Small company stocks may be less liquid yet subject to abrupt or erratic price movements. It may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.
Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
Performance Information

As a result of a reorganization which occurred on May 24, 2021 (the “Reorganization”), the Fund acquired all of the assets and liabilities of the International Opportunities Fund (the “Predecessor Fund”), a series of VALIC Company II. The returns presented for the Fund reflect the performance of the Predecessor Fund. The Fund had not yet commenced operations prior to the Reorganization. The performance information below is based on the performance of the Predecessor Fund for periods prior to the date of the Reorganization. The Fund and the Predecessor Fund had the same investment objectives, strategies and portfolio management team as of the date of the Reorganization.
The below bar chart and table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the MSCI ACWI ex USA Index (net) (a broad-based securities market index) and the MSCI ACWI ex USA SMID Cap Index (net), which is relevant to the Fund because it has characteristics similar to the Fund’s
VALIC Company I

International Opportunities Fund
investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.
Effective September 28, 2023, Invesco Advisers, Inc.  (“Invesco”) and Wellington Management Company LLP (“Wellington Management”) assumed subadvisory responsibilities for the Fund. Prior to September 28, 2023, Delaware Investments Fund Advisers and Massachusetts Financial Services Company served as subadvisers to the Fund and the Predecessor Fund.
The percentage of the Fund’s assets that each subadviser manages may, at the adviser’s discretion, change from time to time.

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	24.04%
Lowest Quarterly Return:	March 31, 2020	-24.77%
Year to Date Most Recent Quarter:	June 30, 2026	5.44%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	10 Years
Fund	27.46%	2.74%	6.76%
MSCI ACWI ex USA Index (net) (reflects no deduction for fees or expenses)	32.39%	7.91%	8.41%
MSCI ACWI ex USA SMID Cap Index (net) (reflects no deduction for fees or expenses)	30.74%	6.80%	7.87%
Investment Adviser

The Fund’s investment adviser is VALIC.
The Fund is subadvised by Invesco and Wellington Management.
Portfolio Managers
Name and Title	Portfolio Manager of the Fund Since
Invesco
David Nadel Senior Portfolio Manager (lead)	2023
Andrey Belov, Ph.D. Portfolio Manager	2024
Wellington Management
Mary L. Pryshlak, CFA Senior Managing Director, Head of Investment Research and Portfolio Manager	2023
Jonathan G. White, CFA Managing Director, Director of Research Portfolios and Portfolio Manager	2023
Purchases and Sales of Fund Shares

Shares of the Funds may only be purchased or redeemed through Variable Contracts offered by the separate accounts of VALIC or other participating life insurance companies and through qualifying retirement plans (“Plans”) and IRAs. Shares of each Fund may be purchased and redeemed each day the New York Stock Exchange is open, at the Fund’s net asset value determined after receipt of a request in good order.
The Funds do not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account value minimums. The prospectus (or other offering document) for your Variable Contract contains additional information about purchases and redemptions of the Funds’ shares.
Tax Information

A Fund will not be subject to U.S. federal income tax so long as it qualifies as a regulated investment company and distributes its income and gains each year to its shareholders. However, contractholders may be subject to federal income tax (and a federal Medicare tax of 3.8% that applies to net income, including taxable annuity payments, if applicable) upon withdrawal from a Variable Contract. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.
VALIC Company I

International Opportunities Fund
Payments to Broker-Dealers and
Other Financial Intermediaries

The Funds are not sold directly to the general public but instead are offered to registered and unregistered separate accounts of VALIC and its affiliates and to Plans and IRAs. The Funds and their related companies may make payments to the sponsoring insurance company or its affiliates for recordkeeping and distribution. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Funds as underlying investment options in a variable contract. Visit your sponsoring insurance company’s website for more information.
VALIC Company I

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